Exhibit 99.1
                                                                    ------------

                         UNITED STATES BANKRUPTCY COURT

                                   DISTRICT OF
                         ------------------------------




In:   Grand Union                                         Case No. 00-39613(NW)
     --------------                                                ------------
        Debtor


                   MONTHLY OPERATING REPORT (March 4-March 31)
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------- ------------------ ------------------- ------------------
REQUIRED DOCUMENTS                                                  Form No.            Document          Explanation
                                                                                        Attached           Attached
--------------------------------------------------------------- ------------------ ------------------- ------------------
Schedule of Cash Receipts and Disbursements                     MOR-1
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Bank Reconciliation (or copies of debtor's bank              MOR-1 (CONT)
   reconciliations)
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Copies of bank statements
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Cash disbursements journals
--------------------------------------------------------------- ------------------ ------------------- ------------------
Statement of Operations                                         MOR-2
--------------------------------------------------------------- ------------------ ------------------- ------------------
Balance Sheet                                                   MOR-3
--------------------------------------------------------------- ------------------ ------------------- ------------------
Status of Postpetition Taxes                                    MOR-4
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Copies of IRS Form 6123 or payment receipt
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Copies of tax returns filed during reporting period
--------------------------------------------------------------- ------------------ ------------------- ------------------
Summary of Unpaid Postpetition Debts                            MOR-4
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Listing of aged accounts payable
--------------------------------------------------------------- ------------------ ------------------- ------------------
Accounts Receivable Reconciliation and Aging                    MOR-5
--------------------------------------------------------------- ------------------ ------------------- ------------------
Debtor Questionnaire                                            MOR-5
--------------------------------------------------------------- ------------------ ------------------- ------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





-------------------------------------------------------          ----------------------------------------------------
Signature of Debtor                                              Date



-------------------------------------------------------          ----------------------------------------------------
Signature of Joint Debtor                                        Date


/s/ Jeffrey P. Freimark
-------------------------------------------------------          ----------------------------------------------------
Signature of Authorized Individual*                              Date


Jeffrey P. Freimark                                              April 27, 2001
-------------------------------------------------------          ----------------------------------------------------
Printed Name of Authorized Individual                            Date


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Grand Union                                   Case No.  00-39613 (NW)
       -----------                                             -------------
       Debtor                               Reporting Period: March 31, 2001
                                                              --------------


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" column should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursement listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]


                               SEE ATTACHED DETAIL

 -----------------------------------------------------------------------------------------------------------------------------
                                                                                                           CUMULATIVE FILING
                                                   BANK ACCOUNTS                    CURRENT MONTH               TO DATE
                                         OPER.    PAYROLL    TAX      OTHER      ACTUAL     PROJECTED      ACTUAL    PROJECTED
 -----------------------------------------------------------------------------------------------------------------------------
 CASH BEGINNING OF MONTH
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 RECEIPTS
 -----------------------------------------------------------------------------------------------------------------------------
 CASH SALES
 -----------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE
 -----------------------------------------------------------------------------------------------------------------------------
 LOANS AND ADVANCES
 -----------------------------------------------------------------------------------------------------------------------------
 SALE OF ASSETS
 -----------------------------------------------------------------------------------------------------------------------------
 OTHER (ATTACH LIST)
 -----------------------------------------------------------------------------------------------------------------------------
 TRANSFERS (FROM DIP ACCTS)
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 TOTAL RECEIPTS
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 DISBURSEMENTS
 -----------------------------------------------------------------------------------------------------------------------------
 NET PAYROLL
 -----------------------------------------------------------------------------------------------------------------------------
 PAYROLL TAXES
 -----------------------------------------------------------------------------------------------------------------------------
 SALES, USE & OTHER TAXES
 -----------------------------------------------------------------------------------------------------------------------------
 INVENTORY PURCHASES
 -----------------------------------------------------------------------------------------------------------------------------
 SECURED/ RENTAL/LEASES
 -----------------------------------------------------------------------------------------------------------------------------
 INSURANCE
 -----------------------------------------------------------------------------------------------------------------------------
 ADMINISTRATIVE
 -----------------------------------------------------------------------------------------------------------------------------
 SELLING
 -----------------------------------------------------------------------------------------------------------------------------
 OTHER (ATTACH LIST)
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 OWNER DRAW*
 -----------------------------------------------------------------------------------------------------------------------------
 TRANSFERS (TO DIP ACCTS)
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 PROFESSIONAL FEES
 -----------------------------------------------------------------------------------------------------------------------------
 U.S. TRUSTEE QUARTERLY FEES
 -----------------------------------------------------------------------------------------------------------------------------
 COURT COSTS
 -----------------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 NET CASH FLOW

 (RECEIPTS LESS DISBURSEMENTS)
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 CASH - END OF MONTH
 -----------------------------------------------------------------------------------------------------------------------------
*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

----------------------------------------------------------------------------------------------------------------- ------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
----------------------------------------------------------------------------------------------------------------- ------------
TOTAL DISBURSEMENTS                                                                                               $
----------------------------------------------------------------------------------------------------------------- ------------
LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                 $
----------------------------------------------------------------------------------------------------------------- ------------
PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCE (i.e. from escrow accounts)                                    $
----------------------------------------------------------------------------------------------------------------- ------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                   $
----------------------------------------------------------------------------------------------------------------- ------------

THE GRAND UNION COMPANY
-----------------------
CONSOLIDATED STATEMENT OF CASH FLOWS
------------------------------------
(dollars in thousands)
----------------------
unaudited)
----------

                                                                           --------------------------------
                                                                               4 Weeks        180 Days
                                                                                Ended           Ended
                                                                              March 31,       March 31,
                                                                                2001            2001
                                                                           --------------------------------
OPERATING ACTIVITIES:
  Net (loss)                                                                 $   313,943     $   150,455
  Adjustments to reconcile net income (loss) to net cash provided by
    (used for) operating activities before reorganization items paid:
    Unusual items                                                                    169           8,316
    Cumulative effect of accounting change                                             -               -
    Extraordinary items                                                                -               -
    Depreciation and amortization                                                      -          21,382
    Pension and other non-cash items                                                   -           2,034
    Deferred taxes                                                                     -               -
    Non-cash interest                                                                  -             847
    Gain on sale of property                                                           -            (821)
  Net changes in assets and liabilities:                                        (292,384)       (251,471)
    Receivables                                                                      959           2,070
    Inventories                                                                        1          38,002
    Other current assets                                                           7,925           7,209
    Other assets                                                                      (8)            128
    Accounts payable and accrued liabilities                                     (29,653)       (110,080)
    Other noncurrent liabilities                                                   1,527          23,256
                                                                             -----------     -----------
  Net cash provided by (used for) operating activities before                      2,479        (107,883)
    reorganization items paid
    Reorganization items paid                                                          -               -
                                                                             -----------     -----------
  Net cash provided by (used for) operating activities                             2,479        (107,883)
                                                                             -----------     -----------
INVESTMENT ACTIVITIES:
    Capital expenditures                                                               -          (4,114)
    Proceeds from sale of property                                                     -               -
    Disposals of property                                                              -          15,384
                                                                             -----------     -----------
  Net cash provided by (used for) investment activities                                -          11,270
                                                                             -----------     -----------
FINANCING ACTIVITIES:
    Proceeds from Revolving Credit Facility                                            -           7,801
    Proceeds from DIP facility                                                         -         102,074
    Repayment of Term Loan                                                             -             (66)
    Repayment of Revolving Credit Facility                                             -               -
    Repayment of DIP Facility                                                          -         (82,646)
    Auction Bid Escrow                                                             4,800         140,325
    Obligations under capital leases discharged                                        -          (1,859)
                                                                             -----------     -----------
  Net cash provided by (used for) financing activities                             4,800         165,629
                                                                             -----------     -----------

  Net increase (decrease) in cash                                                  7,279          69,017
  Cash at beginning of period                                                     78,289          16,551
                                                                             -----------     -----------
  Cash at end of period                                                      $    85,568     $    85,568
                                                                             ===========     ===========


The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor                                          Reporting Period March 31, 2001
                                                                 --------------

                                  BALANCE SHEET


The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-----------------------------------------------------------------------------------------------------------------------------------
                              ASSETS                                 BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            March 31, 2001                  October 2, 2000
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                         85,568                      31,222
-----------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                 27,926                       29,140
-----------------------------------------------------------------------------------------------------------------------------------
Notes Receivable
-----------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                (225)                      116,876
-----------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                           4,051                        5,810
-----------------------------------------------------------------------------------------------------------------------------------
Professional Retainers
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                     $               117,320    $                 183,048
-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Vehicles
-----------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                               $                    -          $            345,187
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                                52                       60,215
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                       $                    52         $             60,215
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $               117,372         $            588,450
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   LIABILITIES AND OWNER EQUITY                      BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                        (37,066)                    (162,593)
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
Wages Payable
-----------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                  -                    (263,060)
-----------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building/Equipment                                                             -                    (160,737)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                        (50,227)                    (210,800)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                           $               (87,293)        $          (797,190)
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                           (263,060)
-----------------------------------------------------------------------------------------------------------------------------------
Priority Debt
-----------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                           156,687
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                           $              (106,373)        $                 -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $              (193,666)        $          (797,190)
-----------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                              (300)                        (300)
-----------------------------------------------------------------------------------------------------------------------------------
Additional Paid in Capital                                                             (384,800)                    (384,800)
-----------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account
-----------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                         593,840                      593,840
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                      (132,446)
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws) (attach
schedule)
-----------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                         $                76,294         $            208,740
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                     $              (117,372)        $          (588,450)
-----------------------------------------------------------------------------------------------------------------------------------
         FORM MOR-3
* "Insider is defined in 11 U.S.C. Section 101(31).   (9/99)

The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor                                          Reporting Period March 31, 2001
                                                                 --------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                              ASSETS                                 BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            March 31, 2001                  October 2, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Other Assets
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial leases, net                                                                         -                           48,026
-----------------------------------------------------------------------------------------------------------------------------------
Other assets                                                                                  52                           12,189
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   LIABILITIES AND OWNER EQUITY                      BOOK VALUE AT END OF CURRENT     BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Adverse leases, net                                                                            -                         (61,079)
-----------------------------------------------------------------------------------------------------------------------------------
Other noncurrent liabilities                                                            (50,227)                        (149,721)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor                                          Reporting Period March 31, 2001
                                                                 --------------

                             STATEMENT OF OPERATIONS

                               (Income Statement)

                  The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

-------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                             28 days ended      180 days ended
                                                                                    March 31, 2001      March 31, 2001
-------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                                    -            750,217
-------------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                                       -            750,217
-------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                           (224)            116,875
-------------------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                                  (1)            434,976
-------------------------------------------------------------------------------------------------------------------------
Add: Cost of Labor                                                                                -                  -
-------------------------------------------------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                                                              415             19,385
-------------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                                        (225)              (225)
-------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                              415            571,461
-------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                                  (415)            178,756
-------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Advertising                                                                                     462              8,414
-------------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                                            -                  -
-------------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                                         -                  -
-------------------------------------------------------------------------------------------------------------------------
Contributions                                                                                     -                  -
-------------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                                    1,574             16,629
-------------------------------------------------------------------------------------------------------------------------
Insider Compensation                                                                              -                  -
-------------------------------------------------------------------------------------------------------------------------
Insurance                                                                                         2              8,760
-------------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                                           -                 44
-------------------------------------------------------------------------------------------------------------------------
Office Expense                                                                                    -                  -
-------------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                                    -              1,069
-------------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                                           9             10,000
-------------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                                            -             20,576
-------------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                                       940             94,164
-------------------------------------------------------------------------------------------------------------------------
Supplies                                                                                         26              5,041
-------------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                               (1,411)              6,797
-------------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                                 -              4,644
-------------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                                       -                  -
-------------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                                          -                  -
-------------------------------------------------------------------------------------------------------------------------
Utilities                                                                                     (252)             16,642
-------------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                                       4,269              6,868
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                                  5,619            199,648
-------------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                               -             43,074
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses                                            (6,033)           (63,965)
-------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                                    -                  -
-------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                                (1)             23,396
-------------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                           (320,144)          (228,124)
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                                               314,112            140,763
-------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                 -                  -
-------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                                       -                  -
-------------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                                                                -                  -
-------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                                 169              8,317
-------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                                     -                  -
-------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                                           313,943            132,446
-------------------------------------------------------------------------------------------------------------------------


The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor                                          Reporting Period March 31, 2001
                                                                 --------------

STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
 OTHER OPERATING EXPENSES                   28 days ended      180 days ended
                                           March 31, 2001      March 31, 2001
-------------------------------------------------------------------------------
 CHARGE CARD EXPENSE                                  (1)               2,824
 OTHER OPERATING EXPENSES
 LIGHT REPAIRS & LAMP REPLACE                           -                 161
 STORE DISBURSEMENTS                                    3                 451
 PENALTIES & FINES                                     15                 126
 BAD CHECKS                                          (45)                 530
 PREMISE SECURITY                                    (14)                 853
 LAUNDRY                                                -                 253
 CASH (OVER) SHORT                                      -                 320
 REFRIGERATION & WATER DAMAGE                           -                  31
 EQUIPMENT RENTAL                                       5                 153
 CASUALTY LOSS                                          -                 109
 SIGNS                                                  -                   1
 EXTERMINATING                                          -                  42
 SHOPPING CARTS                                         2                  43
 MISCELLANEOUS INCOME                                (16)             (1,094)
 BANK SERVICE CHG/ARMORED CAR                           -                 852
 CUSTOMER SERVICE CHARGES                               -                 (2)
 OTHER                                                 49                 899
                                                       --                 ---
 TOTAL OTHER OPERATING EXPENSE                          1               3,727
                                                        -               -----
 CAPITAL PROJECT EXPENSE                                -                   -
 CORPORATE ADMIN EXPENSE                            4,265              18,499
 GRAND PROPERTIES                                    (43)            (20,424)
 GRAND VIDEO                                            -                   -
 CORPORATE COMMISSARY                                   -                   -
 PRE-OPEN EXPENSE                                       -                   -
 CLOSED STORE EXPENSE                                  47               2,242
 TECHNOLOGY INITIATIVES                                 -                   -
 MANAGEMENT FEE                                         -                   -
 SUNDRY                                                 -                   -
                                                        -                   -

TOTAL OTHER OPERATING EXPENSES                      4,269               6,868
                                                    =====               =====

The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor                                          Reporting Period March 31, 2001
                                                                 --------------

STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
OTHER COSTS OF GOODS SOLD                  28 days ended      180 days ended
                                          March 31, 2001      March 31, 2001
--------------------------------------------------------------------------------
 TRUCKING                                              -               3,511
 WAREHOUSING                                           4              17,970
 S & G SERVICES                                      264               1,879
                                                     ---               -----
 TOTAL DISTRIBUTION                                  268              23,359
                                                     ---              ------
 ADVERTISING & PROMO ALLOWANCE                     (137)            (21,785)
 SPECIALTY FOODS                                       -               (295)
 CASH DISCOUNTS                                      (1)               (833)
 STOCK GAIN OR (LOSS) - GROCERY                      127               9,481
 - LIQUOR                                              -                (26)
 - GEN MDSE                                          150               3,471
 - PHARMACY                                            -               (251)
 - SHRINK PROJ                                        19                 153
                                                      --                 ---
 TOTAL STOCK GAIN OR (LOSS)                          296              12,828
                                                     ---              ------
 SPECIAL PROMOTIONS                                  (3)               5,200
                                                     ---               -----
 TRADING-MERCHANDISE                                  11               (683)
 -MEAT                                              (34)             (1,257)
 -PRODUCE                                           (16)             (1,202)
 -SERVICE                                           (33)               (270)
 LABEL EXP/ALLOW                                       -                   -
 VENDOR COUPONS                                       58                 (2)
 STATISTICAL GROSS ADJUSTMENT                          -                 225
 WHSE INV GAIN(LOSS)-GROCERY                           -                 253
 PHARMACY THIRD PARTY REC ADJ                         13                 141
 FREQUENT SHOPPER EXPENSE                            (9)               2,992
 CLIPLESS COUPON EXPENSE                               -                 638
 ADVERTISING PROGRAMS                                  -                   -
                                                       -                   -
 OTHER ADJ. TO GROSS MARGIN                          (9)                 835
                                                     ---                 ---
 LIFO PROVISION                                        -                  75
                                                       -                  --

TOTAL OTHER COSTS OF GOODS SOLD                      415              19,384
                                                     ===              ======

The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor                                          Reporting Period March 31, 2001
                                                                 --------------


STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                    28 days ended      180 days ended
                                            March 31, 2001      March 31, 2001
--------------------------------------------------------------------------------
 LEASED/OWNED NORMALIZATION ITEMS                    4,168
                                                                       (3,791)
 GAIN/(LOSS) ON SALE OF COMPANY                  (324,491)           (229,129)
 BANK SERVICE CHARGES                                   45                 162
 GAIN/(LOSS) ON DISPOSAL OF FIXED ASSETS                 -
                                                                           123
 SALES TAX COLLECTION COMMISSIONS                        -
                                                                          (10)
 SALES USE TAX                                           4                  46
 EXECUTIVE INCENTIVE PLAN                                -               1,884
 ADMINISTRATIVE PENSION                                  -                 103
 BOARD OF DIRECTORS FEES                                 -                 664
 BOARD OF DIRECTORS EXPENSES                             -                 188
 OTHER                                                 130               1,636
                                                       ---               -----

TOTAL OTHER INCOME AND EXPENSES                  (320,144)           (228,124)
                                                 =========           =========

The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor                                          Reporting Period March 31, 2001
                                                                 --------------



                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attached photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attached photocopies of any tax returns filed during the reporting period.

---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
                                          Beginning     Amount        Amount      Date Paid    Check No.     Ending
                                             Tax      Withheld or      Paid                     Or EFT         Tax
                                          Liability     Accrued                                             Liability
======================================== ============ ============ ============= ============ ============ ============
Federal
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Withholding                                        0    6,491,041   (6,491,041)          VAR          EFT            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
FICA-Employee                                      0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
FICA-Employer                                      0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Unemployment                                 298,338       27,068             0                                325,406
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Income                                             0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:  NJ Litter                                  0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
    Total Federal Taxes                      298,338    6,518,109   (6,491,041)                                325,406
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
State and Local
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Withholding                                  431,524      729,671     (944,533)          VAR          VAR      216,662
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Sales                                      1,892,082            0   (1,602,036)          VAR          VAR      290,046
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Excise                                             0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Unemployment                                 674,996      149,928             0                                824,924
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Real Property                                      0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Personal Property                             19,952            0             0                                 19,952
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:   NJ LITTER                            15,606            0             0                                 15,606
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
    Total State and Local                                           (2,546,569)                              1,367,190
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Total Taxes                                3,332,497    7,397,708   (9,037,610)                              1,692,595
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------



                      SUMMARY OF UNPAID POSTPETITION DEBTS


Attach aged listing of accounts payable.

---------------------------------------- ------------------------------------------------------------------------------
                                                                    Number of Days Past Due
======================================== ==============================================================================
                                           Current       0-30         31-60         61-90       Over 90       Total
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Accounts Payable                                   0        5,400           900          800            0        7,100
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Wages Payable                                      0          734             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Taxes Payable                                      0        3,332             0            0            0        3,332
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Rent/Leases-Building                               0            0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Rent/Leases-Equipment                              0            0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Secured Debt/Adequate Protection                   0            0             0            0            0            0
Payments
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Professional Fees                                  0          400             0            0            0          400
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Amounts Due to Insiders*                           0            0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:                                             0            0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:                                             0            0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Total Postpetition Debts                           0                        900          800            0       11,566
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------


Explain how and when the Debtor intends to pay any past-due postpetition debts.


-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------


*"Insider" is defined in 11 U.S.C. Section 101 (31)                                                      FORM MOR-4
                                                                                                             (9/99)

The Grand Union Company                                  Case No. 00-39613 (NW)
-----------------------                                           -------------
Debtor                                          Reporting Period March 31, 2001
                                                                 --------------




Accounts Receivable Reconciliation and Aging

------------------------------------------------------------------------ ---------------------------------
Accounts Receivable Reconciliation                                                    Amount
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable at the beginning of the reporting period                     28,178,836
------------------------------------------------------------------------ ---------------------------------
+ Amounts billed during the period                                                      2,640,501
------------------------------------------------------------------------ ---------------------------------
- Amounts collected during the period                                                 (43,136,691)
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable at the end of the reporting period                          (12,317,355)
------------------------------------------------------------------------ ---------------------------------

------------------------------------------------------------------------ ---------------------------------


------------------------------------------------------------------------ ---------------------------------
Accounts Receivable Aging                                                             Amount
------------------------------------------------------------------------ ---------------------------------
0-30 days old                                                                         (16,828,937)
------------------------------------------------------------------------ ---------------------------------
31-60 days old                                                                          2,532,217
------------------------------------------------------------------------ ---------------------------------
61-90 days old                                                                                205
------------------------------------------------------------------------ ---------------------------------
91+ days old                                                                            1,979,161
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable                                                             (12,317,355)
------------------------------------------------------------------------ ---------------------------------
Amount considered uncollectible (Bad Debt)                                                      0
------------------------------------------------------------------------ ---------------------------------
Accounts Receivable (Net)                                                             (12,317,355)
------------------------------------------------------------------------ ---------------------------------

------------------------------------------------------------------------ ---------------------------------



DEBTOR QUESTIONNAIRE


------------------------------------------------------------------------ --------------------- ---------------------
Must be completed each month                                                     Yes                    No
------------------------------------------------------------------------ --------------------- ---------------------
1.  Have any assets been sold or transferred outside the normal course
of business this reporting period?  If yes, provide an explanation                                      X
below.
------------------------------------------------------------------------ --------------------- ---------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an
explanation below.                                                                                      X
------------------------------------------------------------------------ --------------------- ---------------------
3.  Have all postpetition tax returns been timely filed?  If no,
provide an explanation below.                                                     X
------------------------------------------------------------------------ --------------------- ---------------------
4.  Are workers compensation, general liability and other necessary
insurance coverages in effect?  If no, provide an explanation below.              X
------------------------------------------------------------------------ --------------------- ---------------------

------------------------------------------------------------------------ --------------------- ---------------------
